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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) SEPTEMBER 17, 2004



                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)



             TEXAS                     333-88577                74-2684967
(State or other jurisdiction of       (Commission             (IRS Employer
         incorporation)               File Number)          Identification No.)


            13710 FNB PARKWAY
             OMAHA, NEBRASKA                                    68154-5200
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300


                        -------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01   REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is a copy of Northern Border Partners, L.P. press release, dated September 17, 2004, regarding the sale of Northern Plains Natural Gas Company, including Pan Border Gas Company, two of Northern Border Partners' general partners, by CCE Holdings, LLC, a joint venture of Southern Union Company and GE Commercial Finance's Energy Financial Services, to ONEOK, Inc. Northern Border Partners owns a 70% interest in us.

         The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Partnership under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)    Exhibits.

            99.1 Northern Border Partners, L.P. press release dated September 17, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NORTHERN BORDER PIPELINE COMPANY
                                          By:  Northern Plains Natural Gas
                                               Company, Operator


Date  September 17, 2004                           /s/  Jerry L. Peters
                                          --------------------------------------
                                          Name:    Jerry L. Peters
                                          Title:   Vice President, Finance
                                                   and Treasurer






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                                  EXHIBIT INDEX


Exhibit 99.1  --  Northern Border Partners, L.P. Press Release dated
                  September 17, 2004.